Exhibit 10.3

SECOND AMENDMENT TO THE
PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO THE PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of  May 6, 2020, is entered into among each of the entities listed on the signature pages hereto as a New Originator (each, a “New Originator” and collectively, the “New Originators”) or as an Existing Originator (each, an “Existing Originator” and collectively, the “Existing Originators”), LAMAR MEDIA CORP., a Delaware corporation, as servicer (in such capacity, the “Servicer”) and LAMAR QRS RECEIVABLES, LLC (the “Buyer”).

Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Purchase and Sale Agreement described below.

BACKGROUND

A.The parties hereto (other than the New Originators) have entered into a Purchase and Sale Agreement, dated as of December 18, 2018 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Purchase and Sale Agreement”).

B.Concurrently herewith, the Buyer and Lamar TRS Receivables, LLC, as borrowers, the Servicer and PNC Bank, National Association, as administrative agent and as a lender (the “Administrative Agent”) are entering into that certain Second Amendment to the Receivables Financing Agreement, dated as of the date hereof (the “RFA Amendment”).

C.The New Originators desire to become Originators under the Purchase and Sale Agreement pursuant to Section 4.3 of the Purchase and Sale Agreement.

D.The parties hereto desire to join the New Originators to the Purchase and Sale Agreement and to amend the Purchase and Sale Agreement as hereinafter set forth.

NOW THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:

SECTION 1.Amendments to the Purchase and Sale Agreement.  The Purchase and Sale Agreement is hereby amended as follows:

(a)With respect to the New Originators, each reference in the Purchase and Sale Agreement to “the Closing Date” or “the date hereof” where applicable to the New Originators shall be deemed to be a reference to “May 6, 2020”.

(b)With respect to the New Originators, each reference in the Purchase and Sale Agreement to “the Cut-Off Date” when applicable to the New Originators shall be deemed to be a reference to “March 31, 2020”.

(c)Schedule I to the Purchase and Sale Agreement is hereby replaced in its entirety with Schedule I attached hereto.

(d)Schedule II to the Purchase and Sale Agreement is hereby replaced in its entirety with Schedule II attached hereto.

(e)Schedule III to the Purchase and Sale Agreement is hereby replaced in its entirety with Schedule III attached hereto.

SECTION 2.Joinder.  Each New Originator hereby absolutely and unconditionally agrees to become a party to the Purchase and Sale Agreement as an “Originator” thereunder and to be bound by all of the provisions thereof, including the provisions of Article IX thereof.  For greater certainty, each New Originator hereby acknowledges that pursuant to (i) Section 1.1 of the Purchase and Sale Agreement, on and after the date hereof it hereby sells all of its right, title and interest in, to and under the Receivables, the Related Rights with respect thereto and all proceeds of the foregoing to the Buyer and (ii) Section 1.5 of the Purchase and Sale Agreement, it has granted and hereby grants a security interest to Buyer in, to and under all of the New Originator’s right, title and interest in and to: (A) the Receivables and the Related Rights now existing and hereafter created by the New Originator transferred or purported to be transferred under the Purchase and Sale Agreement, (B) all monies due or to become due and all amounts received with respect thereto and (C) all books and records of the New Originator to the extent related to any of the foregoing, to secure the New Originator’s obligations under the Purchase and Sale Agreement.  Upon effectiveness of this Amendment, each New Originator shall be an “Originator” for all purposes of the Purchase and Sale Agreement and each of the other Transaction Documents.  Each New Originator further acknowledges that it has received copies of the Purchase and Sale Agreement and the other Transaction Documents.  Each of the parties hereto hereby agrees that the provisions of this Amendment are in all material respects equivalent in form to the “Joinder Agreement” set forth as Exhibit C to the Purchase and Sale Agreement.

SECTION 3.Representations and Warranties of the Originators.  Each of the New Originators and the Existing Originators hereby represents and warrants as of the date hereof as follows:

(a)Representations and Warranties.  The representations and warranties made by it in the Purchase and Sale Agreement and each of the other Transaction Documents to which it is a party are true and correct in all material respects as of the date hereof unless such representations and warranties by their terms refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date.

(b)Enforceability.  The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the RFA Amendment, the Purchase and Sale Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the RFA Amendment, the Purchase and Sale Agreement (as amended hereby) and the other Transaction Documents to which it is a party are (assuming due authorization and execution by the other parties thereto) its valid and legally binding obligations, enforceable in accordance with their terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(c)No Event of Default. No Purchase and Sale Termination Event, Unmatured Purchase and Sale Termination Event, Event of Default or Unmatured Event of Default has occurred and is continuing, or would occur as a result of this Amendment, the RFA Amendment or the transactions contemplated hereby or thereby.

SECTION 4.Effect of Amendment; Ratification.  All provisions of the Purchase and Sale Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Purchase and Sale Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Purchase and Sale Agreement shall be deemed to be references to the Purchase and Sale Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Purchase and Sale Agreement other than as set forth herein. The Purchase and Sale Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

SECTION 5.Effectiveness.  This Amendment shall become effective concurrently with the effectiveness of the RFA Amendment, subject to the condition precedent that the Administrative Agent shall have received counterparts to this Amendment executed by each of the parties hereto.

SECTION 6.Severability.  Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 7.Transaction Document.  This Amendment shall be a Transaction Document for purposes of the Receivables Financing Agreement.

SECTION 8.Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.

SECTION 9.GOVERNING LAW AND JURISDICTION.

(a)THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

(b)EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT TO THE BUYER, THE NEW ORIGINATORS, THE EXISTING ORIGINATORS AND THE SERVICER, THE EXCLUSIVE JURISDICTION, AND (II) WITH RESPECT TO EACH OF THE OTHER PARTIES HERETO, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING (I) IF BROUGHT BY THE BUYER, THE SERVICER, ANY NEW ORIGINATOR, ANY EXISTING ORIGINATOR OR ANY AFFILIATE THEREOF, SHALL BE HEARD AND DETERMINED, AND (II) IF BROUGHT BY ANY OTHER PARTY TO THIS AMENDMENT, MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.  NOTHING IN THIS SECTION 9 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE BUYER OR THE SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.  EACH OF THE BUYER, EACH NEW ORIGINATOR, EACH EXISTING ORIGINATOR AND THE SERVICER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.  THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

SECTION 10.Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Purchase and Sale Agreement or any provision hereof or thereof.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

LAMAR QRS RECEIVABLES, LLC,
as Buyer

By:	/s/ Jay L. Johnson
Name:	Jay L. Johnson
Title:	Executive Vice President and Chief
Financial Officer

LAMAR MEDIA CORP.,
as Servicer
By:	/s/ Jay L. Johnson
Name:	Jay L. Johnson
Title:	Executive Vice President, Chief
Financial Officer and Treasurer

Purchase and Sale Agreement

EXISTING ORIGINATORS:
LAMAR ADVERTISING OF MICHIGAN, INC.
LAMAR ADVERTISING OF YOUNGSTOWN, INC.
LAMAR ADVERTISING SOUTHWEST, INC.
LAMAR ELECTRICAL, INC.
LAMAR OCI SOUTH CORPORATION
LAMAR OHIO OUTDOOR HOLDING CORP.
LAMAR PENSACOLA TRANSIT, INC.

TLC PROPERTIES, INC.

By:	/s/ Jay L. Johnson
	Name:	Jay L. Johnson
	Title:	Executive Vice President ,Chief Financial
Officer and Treasurer

LAMAR CENTRAL OUTDOOR, LLC
THE LAMAR COMPANY, L.L.C.

By:	Lamar Media Corp., its Managing Member

By:	/s/ Jay L. Johnson
	Name:	Jay L. Johnson
	Title:	Executive Vice President, Chief Financial
Officer and Treasurer

Purchase and Sale Agreement

LAMAR ADVERTISING OF COLORADO
SPRINGS, L.L.C.
LAMAR ADVERTISING OF LOUISIANA, L.L.C.
LAMAR ADVERTISING OF SOUTH DAKOTA,
L.L.C.
LAMAR AIR, L.L.C.
LAMAR FLORIDA, L.L.C.
LAMAR OCI NORTH, L.L.C.
LAMAR TENNESSEE, L.L.C.

By:	The Lamar Company, L.L.C., its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Jay L. Johnson
	Name:	Jay L. Johnson
	Title:	Executive Vice President, Chief Financial
Officer and Treasurer

Purchase and Sale Agreement

LAMAR TEXAS LIMITED PARTNERSHIP

By:	The Lamar Company, L.L.C., its General Partner
By:	Lamar Media Corp., its Managing Member

By:	/s/ Jay L. Johnson
	Name:	Jay L. Johnson
	Title:	Executive Vice President, Chief Financial
Officer and Treasurer

Purchase and Sale Agreement

TLC FARMS, L.L.C.
TLC PROPERTIES, L.L.C.

By:	TLC Properties, Inc., its Managing Member

By:	/s/ Jay L. Johnson
	Name:	Jay L. Johnson
	Title:	Executive Vice President, Chief Financial
Officer and Treasurer

LAMAR ADVANTAGE GP COMPANY, LLC
LAMAR ADVANTAGE LP COMPANY, LLC
TRIUMPH OUTDOOR HOLDINGS, LLC

By:	Lamar Central Outdoor, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Jay L. Johnson
	Name:	Jay L. Johnson
	Title:	Executive Vice President, Chief Financial
Officer and Treasurer

Purchase and Sale Agreement

LAMAR ADVANTAGE OUTDOOR COMPANY,
L.P.

By:	Lamar Advantage GP Company, LLC, its General
Partner
By:	Lamar Central Outdoor, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Jay L. Johnson
	Name:	Jay L. Johnson
	Title:	Executive Vice President, Chief Financial
Officer and Treasurer

LAMAR ADVANTAGE HOLDING COMPANY

By:	/s/ Jay L. Johnson
	Name:	Jay L. Johnson
	Title:	Executive Vice President, Chief Financial
Officer and Treasurer

Purchase and Sale Agreement

LAMAR ADVERTISING OF PENN, LLC

By:	The Lamar Company, L.L.C., its Class A Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Jay L. Johnson
	Name:	Jay L. Johnson
	Title:	Executive Vice President, Chief Financial
Officer and Treasurer

By:	Lamar Transit, LLC, its Class B Member
By:	Lamar TRS Holdings, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Jay L. Johnson
	Name:	Jay L. Johnson
	Title:	Executive Vice President, Chief Financial
Officer and Treasurer

Purchase and Sale Agreement

LAMAR OBIE COMPANY, LLC

By:	Lamar Media Corp., its Class A Member

By:	/s/ Jay L. Johnson
	Name:	Jay L. Johnson
	Title:	Executive Vice President, Chief Financial
Officer and Treasurer

By:	Lamar Transit, LLC, its Class B Member
By:	Lamar TRS Holdings, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Jay L. Johnson
	Name:	Jay L. Johnson
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

Purchase and Sale Agreement

NEW ORIGINATORS

ASHBY STREET OUTDOOR CC LLC
ASHBY STREET OUTDOOR LLC

By:	/s/ Jay L. Johnson
	Name:	Jay L. Johnson
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

ASHBY STREET OUTDOOR HOLDINGS LLC

By:	/s/ Jay L. Johnson
	Name:	Jay L. Johnson
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

LAMAR-FAIRWAY BLOCKER 1, LLC
LAMAR-FAIRWAY BLOCKER 2, LLC
MAGIC MEDIA/LAMAR, LLC
FAIRWAY MEDIA GROUP, LLC
FAIRWAY OUTDOOR ADVERTISING, LLC
FAIRWAY OUTDOOR FUNDING HOLDINGS,
LLC
FAIRWAY OUTDOOR FUNDING, LLC

By:	/s/ Jay L. Johnson
	Name:	Jay L. Johnson
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

Purchase and Sale Agreement

Consented to:

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as a Lender

By:	/s/ Michael Brown
Name:	Michael Brown
Title:	Senior Vice President

Purchase and Sale Agreement